UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 6, 2019
Date of Report (date of earliest event reported)
 _________________________________________________________
salesforce.com, inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
salesforce.com, inc. (the “Company”) held its 2019 Annual Meeting of Stockholders on June 6, 2019 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 25, 2019 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	598,650,255	13,613,542	5,556,580	82,748,580
Keith Block	610,810,105	3,787,116	3,223,156	82,748,580
Parker Harris	608,849,547	5,756,530	3,214,300	82,748,580
Craig Conway	604,853,038	9,730,646	3,236,693	82,748,580
Alan Hassenfeld	597,975,792	16,601,912	3,242,673	82,748,580
Neelie Kroes	613,330,346	1,258,153	3,231,878	82,748,580
Colin Powell	612,721,901	1,898,340	3,200,136	82,748,580
Sanford Robertson	584,077,284	25,518,130	8,224,963	82,748,580
John V. Roos	612,375,828	2,205,253	3,239,296	82,748,580
Bernard Tyson	613,196,393	1,377,856	3,246,128	82,748,580
Robin Washington	564,350,462	49,618,552	3,851,363	82,748,580
Maynard Webb	604,801,059	9,779,690	3,239,628	82,748,580
Susan Wojcicki	614,206,940	363,289	3,250,148	82,748,580

2.
(a) Amendment and restatement of the Company’s Certificate of Incorporation to eliminate supermajority voting provisions to amend the Company's governance documents:

For	Against	Abstain	Broker Non-Votes
613,968,919	625,029	3,226,429	82,748,580
(b) Amendment and restatement of the Company’s Certificate of Incorporation to eliminate supermajority voting provisions to remove directors:

For	Against	Abstain	Broker Non-Votes
613,982,025	607,792	3,230,560	82,748,580

3.  Amendment and restatement of the Company's 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
566,389,272	47,871,772	3,559,333	82,748,580
4.  Ratification of Ernst & Young LLP as the Company’s independent auditor for fiscal 2020:

For	Against	Abstain	Broker Non-Votes
651,748,698	45,532,804	3,287,455	0
5.  Advisory approval of the fiscal 2019 compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
589,504,167	24,558,923	3,757,287	82,748,580
6.  Stockholder proposal regarding a “true diversity” board policy:

For	Against	Abstain	Broker Non-Votes
7,184,666	603,191,242	7,444,469	82,748,580

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved amendments to the Company’s 2013 Equity Incentive Plan (the “Amended Plan”) to increase the number of shares authorized for grant by 35.5 million. The Amended Plan is described in more detail on pages 55-67 of the Proxy Statement.
The foregoing description and the summary contained in the Proxy Statement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, which is attached hereto as Exhibit 10.1.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As reported above, at the Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Certificate of Incorporation (the “Amended Certificate”) to eliminate the supermajority voting provisions from the Certificate of Incorporation and to replace such provisions with a majority voting standard. The Amended Certificate became effective upon its filing with the Secretary of State of the State of Delaware on June 7, 2019. Prior to the filing of the Amended Certificate, a two-thirds supermajority vote from stockholders was required for stockholders to amend the Company’s bylaws (the “Bylaws”) and certain provisions in the Certificate of Incorporation, and to remove directors from office.
In addition, in connection with stockholder approval of the Amended Certificate, the board of directors of the Company made conforming amendments to the Company’s Bylaws, effective June 7, 2019, to (1) replace the two-thirds supermajority voting provisions to amend the Bylaws set forth in Section 6.2 with the majority voting standard and (2) replace the two-thirds supermajority voting provision to remove directors set forth in Section 2.5 with the same majority voting standard.
The foregoing description is qualified in its entirety by reference to the full text of the Amended Certificate and Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of salesforce.com, inc.

3.2	Amended and Restated Bylaws of salesforce.com, inc.

10.1	Amended and Restated 2013 Equity Incentive Plan

Exhibit Index

Exhibit Number	Exhibit Title

3.1	Amended and Restated Certificate of Incorporation of salesforce.com, inc.

3.2	Amended and Restated Bylaws of salesforce.com, inc.

10.1	Amended and Restated 2013 Equity Incentive Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 7, 2019	salesforce.com, inc.

/s/ Amy Weaver
Amy Weaver President, Legal & Corporate Affairs, General Counsel & Secretary